                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) Oct. 17, 1997

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      33-93806                 59-3325080
--------------------          --------------------        -------------
(State or Other               (Commission File            (IRS Employer
Jurisdiction of               Number)                     Identification
Incorporation)                                            Number)


 5201 Amelia Earhart Drive, Suite 1001
        Salt Lake City, Utah                                  84116
--------------------------------------                      ---------
(Address of Principal Executive Office)                     (Zip Code)



      Registrant's telephone number, including area code (801) 578-0619


                                     N/A
      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                Not Applicable

Item 5. The Certificateholder Statements for the month ending September 30, 1997 for the AT&T Universal
                          Card Master Trust Series 1995-1, Series 1995-2,
                          Series 1995-3, Series 1996-1, Series 1996-2,
                          Series 1996-3, and Series 1997-1 Certificates were distributed on October 17, 1997.

Item 6.                   Not Applicable.

Item 7.                   Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

         Exhibit 20.1              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Card Master Trust
                                   Series 1995-1.

         Exhibit 20.2              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Card Master Trust
                                   Series 1995-2.

         Exhibit 20.3              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Card Master Trust
                                   Series 1995-3.

         Exhibit 20.4              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Card Master Trust
                                   Series 1996-1.

         Exhibit 20.5              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Card Master Trust
                                   Series 1996-2.

         Exhibit 20.6              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Master Trust Series
                                   1996-3.

         Exhibit 20.7              Monthly Servicing Report dated
                                   October 17, 1997 with respect to the
                                   AT&T Universal Master Trust Series
                                   1997-1.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AT&T UNIVERSAL FUNDING CORP.



                                   By:    /s/ Robert A. Miller
                                      ---------------------------
                                      Name:   Robert A. Miller
                                      Title:  Treasurer

                                 EXHIBIT INDEX


Exhibit               Description                                        Page
-------               -----------                                        ----
20.1                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust
                      Series 1995-1.

20.2                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust
                      Series 1995-2.

20.3                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust
                      Series 1995-3.

20.4                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust
                      Series 1996-1.

20.5                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust
                      Series 1996-2.

20.6                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust Series
                      1996-3.

20.7                  Monthly Servicing Report dated
                      October 17, 1997 with respect to the
                      AT&T Universal Card Master Trust Series
                      1997-1.